Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael V. Mecca, as President and Chief Executive Officer of BH/RE, L.L.C. (the “Company”), certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(A)  the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B)  the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007

/S/ Michael V. Mecca
Michael V. Mecca
President and Chief Executive Officer (Principal Executive Officer)